EXHIBIT 23.3

                          INDEPENDENT AUDITORS' CONSENT

                                  [LETTERHEAD]

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the use in the Form SB-2 Registration Statement of Y3K Secure Enterprise Software, Inc. of our report for the years ended December 31, 2003 and December 31, 2002 relating to the financial statements of Fox Communications Corporation which appear in such Form SB-2, and to to the reference to Firm under the heading "Experts" in the Prospectus.

DE LEON & COMPANY, P.A.

Certified Public Accountants


May 11, 2004